SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):        November 20, 2001


                                  Gehl Company
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       0-18110                      39-0300430
---------------               ----------------                  ----------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)



                  143 Water Street, West Bend, Wisconsin 53095
                -------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         (Registrant's telephone number)

Item 5.  Other Events.
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         As of November 20, 2001, Gehl Company amended its By-laws.
         Attached hereto are the amendment and Gehl Company's By-laws, as amended.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits. The following exhibit is being filed herewith:

               (99.1) Amendment, dated November 20, 2001, to the Gehl Company By-laws.

               (99.2)   Gehl Company By-laws, as amended through November 20,
                        2001.








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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GEHL COMPANY



Date:  November 28, 2001                       By:  /s/ Kenneth P. Hahn
                                                  ------------------------------
                                                   Kenneth P. Hahn
                                                   Vice President of Finance and
                                                   Treasurer












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

                                  GEHL COMPANY

                   Exhibit Index to Current Report on Form 8-K
                             Dated November 20, 2001


Exhibit
Number

(99.1)        Amendment, dated November 20, 2001, to the Gehl Company By-laws.

(99.2)        Gehl Company By-laws, as amended through November 20, 2001.


















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